News Release

Investor Contact:

Niels Christensen, 215-986-6651
Niels.Christensen@unisys.com


Media Contact:

Jim Kerr, 215-986-5795
Jim.Kerr@unisys.com


Unisys Corporation Announces Withdrawal of Proposed Offering of
Senior Secured Notes

BLUE BELL, Pa., September 25, 2015 - Unisys Corporation ("Unisys" or the "Company") (NYSE: UIS) today announced that it has decided not to proceed with the previously-announced senior secured notes offering as current terms and conditions available in the market were not attractive for the Company to move forward.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Unisys
Unisys is a global information technology company that works with many of the world's largest companies and government organizations to solve their most pressing IT and business challenges. Unisys specializes in providing integrated, leading-edge solutions to clients in the government, financial services and commercial markets. With more than 20,000 employees serving clients around the world, Unisys offerings include cloud and infrastructure services, application services, security solutions and high-end server technology. For more information, visit www.unisys.com.

Follow us on Twitter and LinkedIn

Forward-Looking Statements
Any statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, any projections of earnings, revenues, or other financial items; any statements of the Company's plans, strategies or objectives for future operations; statements regarding future economic conditions or performance; and any statements of belief or expectation. All forward-looking statements rely on assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Risks and uncertainties that could affect the Company's future results include the Company's ability to effectively anticipate and respond to volatility and rapid technological innovation in its industry; the Company's ability to maintain and grow its technology business; the Company's ability to maintain and grow and improve margins in its services business; the Company's ability to drive efficiencies across all of its operations; the Company's significant pension obligations and requirements to make significant cash contributions to its defined benefit pension plans; the Company's ability to attract, motivate and retain experienced and knowledgeable personnel in key positions; the potential adverse effects of aggressive competition in the information services and technology marketplace; the Company's ability to retain significant clients; the Company's contracts may not be as profitable as expected or provide the expected level of revenues; cybersecurity breaches could result in significant costs and could harm the Company's business and reputation; a significant disruption in the Company's IT systems could adversely affect the Company's business and reputation; the Company may face damage to its reputation or legal liability if its clients are not satisfied with its services or products; the performance and capabilities of third parties with whom the Company has commercial relationships; the adverse effects of global economic conditions, acts of war, terrorism or natural disasters; contracts with U.S. governmental agencies may subject the Company to audits, criminal penalties, sanctions and other expenses and fines; the risks of doing business internationally when approximately half of the Company's revenue is derived from international operations; financial market conditions that may inhibit the Company's ability to access capital and credit markets to address its liquidity needs; the potential for intellectual property infringement claims to be asserted against the Company or its clients; the possibility that pending litigation could affect the Company's results of operations or cash flow; the business and financial risk in implementing future dispositions or acquisitions; and those risks set forth under the caption "Item 1A. Risk Factors" in the Company's most recent Form 10-K filing. Additional discussion of factors that could affect the Company's future results is contained in its periodic filings with the Securities and Exchange Commission, including the Company's most recent annual report on Form 10-K, its most recent Form 10-Q as well as other public filings with the Securities and Exchange Commission since the filing of the Company's most recent annual report. The Company assumes no obligation to update any forward-looking statements.


	# # #


RELEASE NO.: 0925/9360

Unisys and other Unisys products and services mentioned herein, as well as their respective logos, are trademarks or registered trademarks of Unisys Corporation. Any other brand or product referenced herein is acknowledged to be a trademark or registered trademark of its respective holder.